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                                                                   EXHIBIT 10(d)






















                             POLARIS INDUSTRIES INC.

                          EMPLOYEE STOCK OWNERSHIP PLAN

                            EFFECTIVE JANUARY 1, 1997

                            (as Amended and Restated
                            Effective January 1, 1999)



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                               TABLE OF CONTENTS

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





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ARTICLE I.........................................................................................................1


INTRODUCTION......................................................................................................1


ARTICLE II........................................................................................................1


DEFINITIONS.......................................................................................................1

         2.01 Account.............................................................................................1
         2.02 Affiliated Company..................................................................................1
         2.03 Anniversary Date....................................................................................2
         2.04 Annual Addition.....................................................................................2
         2.05 Beneficiary.........................................................................................2
         2.06 Board of Directors..................................................................................2
         2.07 Break in Continuous Service.........................................................................2
         2.08 Capital Accumulation................................................................................2
         2.09 Code................................................................................................2
         2.10 Committee...........................................................................................2
         2.11 Company.............................................................................................2
         2.12 Company Stock.......................................................................................2
         2.13 Company Stock Account...............................................................................2
         2.14 Compensation........................................................................................3
         2.15 Continuous Service..................................................................................3
         2.16 Direct Rollover.....................................................................................3
         2.17 Distributee.........................................................................................3
         2.18 Election Period.....................................................................................3
         2.19 Eligible Diversification Amount.....................................................................3
         2.20 Eligible Retirement Plan............................................................................4
         2.21 Eligible Rollover Distribution......................................................................4
         2.22 Employee............................................................................................4
         2.23 Employer............................................................................................4
         2.24 Employer Contributions..............................................................................4
         2.25 Employer Securities.................................................................................4
         2.26 Enrollment Date.....................................................................................4
         2.27 ERISA...............................................................................................5
         2.28 Highly Compensated Employee.........................................................................5
         2.29 Hour of Service.....................................................................................6
         2.30 Loan................................................................................................6
         2.31 Non-Highly Compensated Employee.....................................................................6
         2.32 Other Investments Account...........................................................................7
         2.33 Participant.........................................................................................7
         2.34 Plan................................................................................................7
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         2.35 Plan Year...........................................................................................7
         2.36 Qualified Participant...............................................................................7
         2.37 Retirement..........................................................................................7
         2.38 Section 414(s) Compensation.........................................................................7
         2.39 Suspense Account....................................................................................7
         2.40 Total Distribution..................................................................................7
         2.41 Trust...............................................................................................7
         2.42 Trust Agreement.....................................................................................8
         2.43 Trust Assets........................................................................................8
         2.44 Trustee.............................................................................................8
         2.45 Year of Eligibility Service.........................................................................8

ARTICLE III.......................................................................................................8


ELIGIBILITY AND PARTICIPATION.....................................................................................8

         3.01 Eligibility for Participation.......................................................................8
         3.02 Reemployment of Participant.........................................................................9

ARTICLE IV........................................................................................................9


EMPLOYEE CONTRIBUTIONS............................................................................................9


ARTICLE V.........................................................................................................9


EMPLOYER CONTRIBUTIONS............................................................................................9

         5.01 Employer Contributions..............................................................................9

ARTICLE VI.......................................................................................................10


INVESTMENT OF TRUST ASSETS.......................................................................................10

         6.01 Investment of Trust Assets.........................................................................10
         6.02 Diversification....................................................................................10
         6.03 Exempt Loan........................................................................................11

ARTICLE VII......................................................................................................14


ALLOCATIONS......................................................................................................14

         7.01 Allocations to Participants' Accounts..............................................................14
         7.02 Allocable Shares...................................................................................15
         7.03 Allocation Limitations.............................................................................15
         7.04 Allocation of Net Income (or Loss) of the Trust....................................................16
         7.05 Accounting for Allocations.........................................................................16
         7.06 Nonallocation......................................................................................17

ARTICLE VIII.....................................................................................................17


EXPENSES OF THE PLAN AND TRUST...................................................................................17
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ARTICLE IX.......................................................................................................17


VOTING COMPANY STOCK AND EXERCISE OF OTHER RIGHTS................................................................17

         9.01 Voting and Tender or Exchange Rights...............................................................17

ARTICLE X........................................................................................................21


CAPITAL ACCUMULATION.............................................................................................21


ARTICLE XI.......................................................................................................21


DISTRIBUTIONS....................................................................................................21

         11.01 Time of Distribution to Participants..............................................................21
         11.02 Benefit Forms for Participants....................................................................22
         11.03 Benefit Form on a Participant's Death.............................................................22
         11.04 Distribution in Company Stock.....................................................................22
         11.05 Delay in Benefit Determination....................................................................23
         11.06 Designated Beneficiaries..........................................................................23
         11.07 Additional Distribution Requirements..............................................................23
         11.08 Distributions Pursuant to Qualified Domestic Relations Orders.....................................24

ARTICLE XII......................................................................................................27


DETERMINATION OF SERVICE.........................................................................................27

         12.01 Continuous Service................................................................................27
         12.02 Break in Continuous Service.......................................................................28
         12.03 Affiliated Companies..............................................................................29

ARTICLE XIII.....................................................................................................29


PLAN ADMINISTRATION..............................................................................................29

         13.01 Named Fiduciaries.................................................................................29
         13.02 Fiduciary Limitations.............................................................................29
         13.03 Company Responsibilities..........................................................................29
         13.04 Trustee Responsibilities..........................................................................30
         13.05 Appointment of Committee..........................................................................30
         13.06 Organization and Powers of the Committee..........................................................30
         13.07 Indemnification...................................................................................31

ARTICLE XIV......................................................................................................32


AMENDMENT AND TERMINATION........................................................................................32

         14.01 Company's Right to Amend..........................................................................32
         14.02 Mandatory Amendments..............................................................................32
         14.03 Termination.......................................................................................33
         14.04 Employee Nonforfeitable Rights....................................................................33
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         14.05 Distribution upon Termination.....................................................................33

ARTICLE XV.......................................................................................................33


GENERAL PROVISIONS...............................................................................................33

         15.01 Participants'Rights...............................................................................33
         15.02 Spendthrift Clause................................................................................34
         15.03 Company's Liability...............................................................................34
         15.04 Merger or Consolidation...........................................................................34
         15.05 Governing Law.....................................................................................34
         15.06 Legal Action......................................................................................34
         15.07 Binding on All Parties............................................................................35
         15.08 Headings..........................................................................................35
         15.09 Severability of Provisions........................................................................35
         15.10 Service of Process................................................................................35
         15.11 USERRA............................................................................................35
         15.12 Earned Income Limitation..........................................................................35

ARTICLE XVI......................................................................................................35


TOP-HEAVY COMPLIANCE PROVISIONS..................................................................................35

         16.01 Purpose...........................................................................................35
         16.02 Definitions.......................................................................................36
         16.03 Determination of Whether Plan is "Top-Heavy.".....................................................37
         16.04 Aggregation Group of Employer Plans...............................................................37
         16.05 Special Minimum Contribution Becoming Operative in the Event the Plan
         Becomes "Top-Heavy".....................................................................................37
         16.06 Pre-"Top-Heavy"Plan Terminated Participant........................................................38
         16.07 Special "Top-Heavy"Reduction in Combined Benefit and Contribution
         Limitation..............................................................................................38
         16.08 Termination of "Top-Heavy"Status..................................................................38
         16.09 Multiple "Top-Heavy"Plans.........................................................................38
         16.10 Effect of the Plan Becoming "Super Top-Heavy".....................................................38

ARTICLE XVII.....................................................................................................39


DIRECT ROLLOVER AND ELIGIBLE ROLLOVER DISTRIBUTIONS..............................................................39

         17.01 Purpose...........................................................................................39
         17.02 Definitions.......................................................................................39

ARTICLE XVIII....................................................................................................40


EXECUTION........................................................................................................40
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                                    ARTICLE I

                                  INTRODUCTION

                  The purposes of the Plan are to enable participating Employees to share in the growth and prosperity of the Company and to provide Participants with an opportunity to accumulate capital for their future economic security. Accordingly, Plan assets will be invested primarily in Employer Securities and up to one hundred (100) percent of the Plan assets may be invested in Company Stock.

                  The Plan is intended to be a stock bonus plan qualified under
Section 401(a) of the Code, which constitutes an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA.

                  All Trust Assets acquired under the Plan as a result of Employer Contributions and other additions to the Trust will be administered, distributed, and otherwise governed by the provisions of the Plan. All such assets will be held in the Trust by the Trustee in accordance with the provisions of the Trust Agreement. The Plan shall be administered by the Committee for the exclusive benefit of Participants and their Beneficiaries.


                                   ARTICLE II

                                   DEFINITIONS

                  In the Plan, whenever the context so requires, the singular or plural and the masculine, feminine or neuter gender shall each be deemed to include the others; the terms "he," "his" and "him" shall refer to an Employee or a Participant; references to a section of the Code, the Treasury Regulations, the Labor Regulations or ERISA shall include any subsequent amendments to such section; and capitalized terms shall have the following meanings:

                  2.01 Account. One of the bookkeeping accounts maintained to record the allocated interest of each Participant in the Plan. Such Accounts shall include Company Stock Accounts and Other Investments Accounts.

                  2.02 Affiliated Company. Any corporation that is, along with the Company, a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) or any other trade or business (whether or not incorporated) which is under common control with the Company (as defined in
Section 414(c) of the Code) or any member of an "affiliated service group" (as such term is defined in Section 414(m) of the Code) of which the Company is also a member or as may be provided in regulations under Section 414(o) of the Code. For purposes of Section 7.03, the preceding references to Sections 414(b) and 414(c) of the Code shall be modified by Section 415(h) of the Code.

                  2.03 Anniversary Date. The last day of each Plan Year and such interim dates as the Committee shall determine from time to time.



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                  2.04 Annual Addition. For any Plan Year, the (a) Employer
Contributions, if any, allocated to a Participant's Accounts under the Plan and
(b) employer contributions and forfeitures allocated to a Participant's accounts under all other defined contribution plans maintained by the Company or an Affiliated Company. Notwithstanding the foregoing, if no more than one-third (1/3) of Employer Contributions for a Plan Year are allocated to the group of Highly Compensated Employees, Annual Additions shall not include Employer Contributions applied to the repayment of interest on a Loan of Employer Securities acquired with the proceeds of a Loan.

                  2.05 Beneficiary. The person (or persons) designated under
Section 11.06 as entitled to receive any benefits under the Plan in the event of a Participant's death.

                  2.06 Board of Directors.  The Board of Directors of the
Company.

                  2.07 Break in Continuous Service. A Break in Continuous Service determined pursuant to Section 12.02.

                  2.08 Capital Accumulation. A Participant's vested (nonforfeitable) interest in his Accounts under the Plan as described in
 Article X.

                  2.09 Code. The Internal Revenue Code of 1986, as amended from time to time.

                  2.10 Committee. The Committee consisting of such persons appointed by the Board of Directors to administer the Plan and to give instructions to the Trustee.

                  2.11 Company. Polaris Industries Inc. and any corporation which shall be its successor.

                  2.12 Company Stock. Any qualifying employer security within the meaning of Section 407(d)(5) of ERISA and regulations thereunder including any share of stock, common or preferred, issued by the Company or an Affiliated Company.

                  2.13 Company Stock Account. An Account of a Participant which is credited with his allocable share of Company Stock purchased and paid for by the Trust or contributed or transferred to the Trust.

                  2.14 Compensation. The total amount of compensation that is paid by the Employer to an Employee for services rendered in the course of employment and that is includable in such Employee's gross income for the Plan Year to the extent provided by Treasury Regulation ss. 1.414(s)-1(c)(3) and Treasury Regulation ss. 1.414(s)-1(c)(4). Compensation shall include salary reduction contributions to a Cafeteria plan or cash or deferred 401(k) plan sponsored by an Employer. The maximum amount of Compensation that may be taken into account for any Plan Year shall not exceed $150,000 (or such greater amount as shall be provided pursuant to Section 401(a)(17) of the Code).


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                  2.15 Continuous Service.  Continuous Service determined
 pursuant to Article XII.

                  2.16 Direct Rollover. A payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                  2.17 Distributee. An Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as such terms are defined in Section 414(p) of the Code and Section 11.08(c) of the Plan, are Distributees with regard to the interest of the spouse or former spouse.

                  2.18 Election Period. A Qualified Participant's Election Period shall be the six (6) Plan Year period beginning with the Plan Year in which the Participant attains age fifty-five (55); provided, however, that if the Participant has not completed ten (10) years of Plan participation by the Plan Year in which age fifty-five (55) is attained, the Election Period with respect to such Participant shall be the six (6) Plan Year period beginning with the Plan Year in which the Participant completes ten (10) years of Plan participation.

                  2.19 Eligible Diversification Amount. For any Plan Year during the Election Period of a Qualified Participant, that portion of the Qualified Participant's Accounts equal to the product of (a), (b), (c) and (d):

                  (a) the number of shares of Company Stock allocated to such Qualified Participant's Accounts as of the Anniversary Date of the immediately preceding Plan Year;

                  (b) plus the number of shares of Company Stock, if any, previously elected to be diversified pursuant to Section 6.02;

                  (c) such sum multiplied by .25 or, in the case of the last year in such Qualified Participant's Election Period, .50; and

                  (d) less the number of shares of Company Stock, if any, previously elected to be diversified pursuant to Section 6.02.

                  2.20 Eligible Retirement Plan. An individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code or a qualified trust described in Section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution; provided, however, that in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan only means an individual retirement plan or individual retirement annuity.

                  2.21 Eligible Rollover Distribution. Any distribution of all or any portion of the balance of a Participant's Accounts to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially


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equal periodic payments (made not less frequently than annually) made for the life (or life expectancy) of such Distributee or the joint lives (or joint life expectancies) of such Distributee and such Distributee's designated Beneficiary or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Securities).

                  2.22 Employee. Any person who is employed by the Employer on an employer-employee basis. "Employee" shall also include any "leased employee" within the meaning of Section 414(n)(2) or 414(o)(2) of the Code, unless such leased employee is covered by a plan described in Section 414(n)(5) of the Code and all such leased employees do not constitute more than twenty (20) percent of the combined non-highly compensated workforce (within the meaning of Section 414(n)(5)(C)(ii) of the Code) of the Company and Affiliated Companies.

                  2.23 Employer. The Company or any Affiliated Company which has adopted the Plan and which has agreed to be bound by the terms of the Plan and Trust Agreement. Except where the context clearly provides otherwise, any reference in the Plan to the term "Company" shall also mean any Employer with respect to its Employees only, as though the term "Employer" was substituted for the term "Company."

                  2.24 Employer Contributions. Employer Contributions made to the Trust pursuant to Section 5.01.

                  2.25 Employer Securities. Shares of Company Stock which meet the requirements of Section 409(l) of the Code.

                  2.26 Enrollment Date.  January 1 of the Plan Year.

                  2.27 ERISA. The Employee Retirement Income Security Act of 1974, as amended from time to time.

                  2.28 Highly Compensated Employee.

                  (a) Effective for Plan Years beginning prior to January 1, 1997, any individual who with respect to a Plan Year:

                  (1) was a five-percent owner (as defined by Section 416(i)(1) of the Code) at any time during such Plan Year or the preceding Plan Year; or

                  (2)  for the Plan Year preceding such Plan Year:

                       (A) had Section 414(s) Compensation from the Company in excess of $80,000 (as such amount may be adjusted from time to time pursuant to Sections 414(q) and 415(d) of the Code), and


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                       (B)  to the extent elected by the Company with respect to
                            such preceding Plan Year was in the top-paid group of Employees for such preceding Plan Year.

For purposes of this Section 2.28, the "top-paid group of Employees" for a Plan Year shall be the group consisting of the top twenty percent of the Company's Employees when ranked on the basis of Section 414(s) Compensation paid during such Plan Year; provided, however, that the following Employees shall be excluded from the top-paid group of Employees: (i) Employees who have not completed six months of Continuous Service; (ii) Employees who normally work less than 17-1/2 hours per week; (iii) Employees who normally work during not more than six months during any Plan Year, (iv) Employees who have not attained age 21, and (v) except to the extent otherwise provided by regulations of the Secretary of the Treasury, Employees covered by a collective bargaining agreement between Employee representatives and the Employer, as determined by the Secretary of Labor.

                  A former Employee shall be treated as a Highly Compensated Employee if (i) such Employee was a Highly Compensated Employee when such Employer separated from service or (ii) such Employee was a Highly Compensated Employee at any time after attaining age 55.

                  For purposes of this Section 2.28, an Employee who is a nonresident alien and who receives no earned income (within the meaning of Code
Section 911(d)(2)) from the Company which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3) shall not be treated as an Employee.

                  (b) Effective for Plan Years beginning on or after January 1, 1997, "Highly Compensated Employee" means any Employee who (i) was a Five Percent Owner (as that term is defined in Section 416(i)(1) of the Code) at any time during the year or the preceding year, or (ii) for the preceding year, (A) had Compensation from the Employer in excess of $80,000 (or such other amount as may be in effect under Section 414(q) of the Code from time to time), and (ii) if the Employer elects for such preceding year, was in the Top-Paid Group of Employees. For purposes of this Section 2.28(b), the term "Top-Paid Group of Employees" means the group consisting of the top 20 percent of Employees when ranked on the basis of Compensation paid for such preceding year, but excluding
(i) Employees who have not completed 6 months of service, (ii) Employees who normally work less than 17-1/2 hours per week, (iii) Employees who normally work during not more than six months during any year, (iv) Employees who have not attained age 21, and (v) except to the provided in Treasury Department Regulations, Employees who are included in a unit of Employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Employer. Solely for purposes of this Section 2.28(b), the term "Compensation" shall mean compensation within the meaning of Section 415(c)(3) of the Code, without regard to Sections 125, 402(e)(3) and 402(h)(1)(B) of the Code and, in the case of employer contributions made pursuant to a salary reduction agreement, without regard to
Section 403(b) of the Code. A former Employee shall be treated as a Highly Compensated Employee if (i) such former Employee was a Highly Compensated Employee when such Employee separated from service, or


                                       5
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(ii) such Employee was a Highly Compensated Employee at any time after attaining age 55. Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code) shall not be treated as Employees.

                  2.29 Hour of Service. Each hour for which an Employee is directly or indirectly compensated or entitled to compensation, by the Employer for the performance of duties during the applicable computation period, including hours for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Employer, and further including hours for which an Employee is either directly or indirectly compensated, or entitled to compensation, by the Employer, for reasons (such as vacation, sickness or disability) other than the performance of duties during the applicable computation period. Hours during which an Employee would have worked during an Employer-approved leave of absence shall also be credited. The method of determining the number of Hours of Service to be credited and the method of crediting such Hours to computation periods shall conform to the requirements set forth in Section 2530.200b-2(b) & (c) of the Department of Labor Regulations.

                  2.30 Loan. Any loan to the Trustee made or guaranteed by a disqualified person (within the meaning of Section 4975(e)(2) of the Code), including, but not limited to, a direct loan of cash, a purchase-money transaction, an assumption of an obligation of the Trustee, an unsecured guarantee or the use of assets of a disqualified person (within the meaning of Section 4975(e)(2) of the Code) as collateral for a loan.

                  2.31 Non-Highly Compensated Employee. Any eligible Employee who is not a Highly Compensated Employee.

                  2.32 Other Investments Account. An Account of a Participant which is credited with his share of the net income (or loss) of the Trust and Employer Contributions in other than Company Stock and which is debited with payments made to pay for Company Stock.

                  2.33 Participant. Any Employee who has met the eligibility requirements set forth in Article III and is participating in the Plan.

                  2.34 Plan. This Polaris Industries Inc. Employee Stock Ownership Plan, as hereafter amended from time to time.

                  2.35 Plan Year. The twelve (12) month period beginning on January 1 and ending on December 31. The Plan Year is also the limitation year for purposes of Section 415 of the Code.

                  2.36 Qualified Participant. Any Participant who has completed at least ten (10) years of Plan participation and attained age fifty-five (55).

                  2.37 Retirement. Termination of a Participant's employment with the Company or a subsidiary after he has attained age fifty-nine and one-half (59-1/2).


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                  2.38 Section 414(s) Compensation. Compensation as described under Section 415(c)(3) of the Code and the regulations thereunder, including all amounts currently not included in an Employee's gross income by reason of Sections 125 and 402(a)(8) of the Code. Notwithstanding the foregoing, effective for limitation years beginning on or after January 1, 1998, the term "Section 415 Compensation" shall include (i) any elective deferral (as defined in Section 402(g)(3) of the Code), and (ii) any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Employee by reason of Section 125 or 457.

                  2.39 Suspense Account. The account maintained by the Trustee to record unallocated Employer Securities used as collateral on a Loan pursuant to Section 6.03.

                  2.40 Total Distribution. A distribution to a Participant or Beneficiary, within a single taxable year of such Participant or Beneficiary, of the entire balance credited to such Participant's or Beneficiary's Accounts.

                  2.41 Trust. The trust created by the Trust Agreement entered into pursuant to the Plan between the Company and the Trustee.

                  2.42 Trust Agreement. The agreement between the Company and the Trustee (or any successor Trustee) establishing the Trust and specifying the duties of the Trustee.

                  2.43 Trust Assets. All cash, Company Stock and other property held in the Trust for the exclusive benefit of Participants and their Beneficiaries.

                  2.44 Trustee. The Trustee or Trustees (and any successor Trustee) designated by the Company's Board of Directors which agrees to serve by executing the Trust Agreement.

                  2.45 Year of Eligibility Service. An Employee will be deemed to have completed a Year of Eligibility Service if he completes one thousand (1,000) or more Hours of Service during the twelve (12)-month period beginning on the date he first completes an Hour of Service for the Employer. If the Employee does not complete at least one thousand (1,000) Hours of Service during the first twelve (12) months of his employment, he will be deemed to have completed a Year of Eligibility Service in the first Plan Year during which he is credited with at least one thousand (1,000) Hours of Service.

                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

                  3.01  Eligibility for Participation.

                  (a)   Each Employee, except those described in Sections 3.01
(b) and 3.01(c) below, shall become eligible to participate in the Plan as follows:


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                  (1)   Each salaried Employee, except those described in clause
                        (3) below, shall become a Participant in the Plan as of the Enrollment Date within the first Plan Year during which he completes at least one month of Continuous Service.

                  (2) Each hourly paid Employee, except those described in clause (3) below, shall become a Participant in the Plan as of the Enrollment Date within the first Plan Year during which such Employee completes 480 or more Hours of Service.

                  (3) Each part-time Employee and each seasonal Employee shall become a Participant in the Plan as of the Enrollment Date within the first Plan Year during which such Employee completes 1,000 Hours of Service provided that the Employee completes at least one month of Continuous Service during such Plan Year.

                  (b) Employees covered by a collective bargaining agreement (as defined by the United States Secretary of Labor) between Employees' representatives and an Employer are not eligible to participate in the Plan if retirement benefits were the subject of good faith bargaining between such Employees' representatives and the Employer and such collective bargaining agreement does not provide for participation in the Plan. No Employee shall participate in the Plan while he is actually employed by a leasing organization rather than the Employer. In addition, Employees (i) who are non-resident aliens, and (ii) whose primary place of employment is not located in the United States, are not eligible to participate in the Plan.

                  (c) Any Employee who is a temporary Employee, a student Employee or an officer shall not be eligible to participate in the Plan.

                  (d) Notwithstanding the requirements of Section 3.01(a)(3) and Section 3.01(c), a regular part-time, seasonal or temporary Employee shall become a Participant no later than the Enrollment Date within the first Plan Year during which such Employee completes one Year of Eligibility Service.

                   3.02 Reemployment of Participant. A Participant who terminates employment and is subsequently reemployed by the Company shall be reinstated as a Participant as of his reemployment date.


                                   ARTICLE IV

                             EMPLOYEE CONTRIBUTIONS

                  Contributions by Employees to the Plan are not required or permitted.


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
                                    ARTICLE V

                             EMPLOYER CONTRIBUTIONS

                  5.01     Employer Contributions.

                  (a) For each Plan Year, Employer Contributions may be paid to the Trustee in such amounts (or under such formula) as may be determined by the Board of Directors not later than the due date for filing the Company's federal income tax return, including any extensions of such due date; provided, however, that such Employer Contributions shall not be paid to the Trust in amounts which would permit the limitation described in Section 7.03 to be exceeded.

                  (b) Employer Contributions may be paid to the Trust in cash or in shares of Company Stock, as determined by the Board of Directors; provided, however, that Employer Contributions shall be paid in cash in such amounts and at such times as needed to provide the Trust with funds sufficient to pay in full when due any principal and interest payments required by a Loan incurred by the Trustee pursuant to Article VI to finance the acquisition of Company Stock, except to the extent such principal and interest payments have been satisfied by the Trustee from cash dividends paid to it with respect to Employer Securities (whether allocated or unallocated) acquired with the proceeds of such Loan or from the proceeds of sale of Employer Securities.

                  (c) Employer Contributions may be returned to the Employer if
(i) made in excess of the amount deductible by the Employer for its taxable year (all such Employer Contributions being automatically conditioned upon such deductibility), or (ii) made because of a reasonable mistake as to the facts and circumstances existing at the time the contribution was fixed; provided, however, that such return is limited, respectively, to (i) that portion in excess of the amount deductible for the Employer's taxable year which is not necessary to enable the Trustee to make Loan payments, or (ii) that portion of the contribution attributable to a reasonable mistake of fact, and provided, further, that any such return must be made within one (1) year of the date the deduction was disallowed or the mistaken contribution was made.


                                   ARTICLE VI

                           INVESTMENT OF TRUST ASSETS

                  6.01 Investment of Trust Assets. Trust Assets will be invested primarily in Employer Securities. Employer Contributions and cash dividends paid on Company Stock may be used to acquire shares of Company Stock from Company shareholders (including former Participants) or from the Company, except that any Company Stock acquired with the proceeds of a Loan shall be limited to Employer Securities. Except as otherwise provided in Section 6.02, Trust Assets not acquired with the proceeds of a Loan and not invested in Company Stock shall be invested by the Trustee in accordance with the Trust Agreement. All investments in Company Stock will be made by the Trustee only upon the direction of the Committee. The Committee may direct that all Trust Assets be invested and held in Company Stock. All purchases of

Company Stock by the Trust will be made at a price or at prices which, in the judgment of the Committee, do not exceed the fair market value of such Company Stock at the time of purchase. The Committee may direct the Trustee to sell or resell shares of Company Stock to any person, including the Company; provided, however, that any such sale to any disqualified person (as defined by Section 4975(e)(2) of the Code), including the Company, shall be made at not less than the fair market value of such shares of Company Stock. Any such sale shall be made in conformance with Section 408(e) of ERISA. Notwithstanding any other provision of the Plan, the dividends paid with respect to Company Stock may be
(i) paid directly to Participants, (ii) paid to the Trustee and then distributed to Participants within 90 days thereafter, or (iii) allocated to the Accounts of Participants, as determined by the Committee in its sole discretion.

                  6.02 Diversification. Each Qualified Participant may, by applying to the Committee within ninety (90) days after the close of each Plan Year during such Qualified Participant's Election Period, elect to have his Eligible Diversification Amount transferred to the Polaris Industries Inc. 401(k) Retirement Savings Plan and invested in accordance with the provisions of such Plan. Such transfer shall be completed by the Committee no later than one hundred eighty (180) days after the first day of the Plan Year in which such application is made. The Committee may, in a manner consistent with the applicable requirements of the Code and regulations issued pursuant thereto, limit or prohibit diversification by Qualified Participants of de minimis amounts.

                  6.03     Exempt Loan.

                  (a) The Committee may direct the Trustee to obtain Loans. Any such Loan shall meet all requirements necessary to constitute an "exempt loan" within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iii) and shall be used primarily for the benefit of Participants (and their Beneficiaries). The proceeds of any such Loan shall be used, within a reasonable time after the Loan is obtained, only to purchase Employer Securities, repay the Loan or repay any prior Loan. Any such Loan shall provide for no more than a reasonable rate of interest, as determined under Treasury Regulation Section 54.4975-7(b)(7), and must be without recourse against the Plan. The number of years to maturity under the Loan must be definitely ascertainable at all times. The only assets of the Plan that may be given as collateral for a Loan are shares of Employer Securities acquired with the proceeds of the Loan and shares of Employer Securities that were used as collateral on a prior Loan repaid with the proceeds of the current Loan. Such Employer Securities so pledged shall be placed in a Suspense Account. No person entitled to payment under a Loan shall have recourse against Trust Assets other than such collateral, Employer Contributions that are available under the Plan to meet obligations under the Loan and earnings attributable to such collateral and the investment of such Employer Contributions.

                  All Employer Contributions paid during the Plan Year in which a Loan is made (whether before or after the date the proceeds of the Loan are received), all Employer Contributions paid thereafter until the Loan has been repaid in full and all earnings from investment of such Employer Contributions, without regard to whether any such Employer Contributions and earnings have been allocated to Participants' Other Investments Accounts, shall be available to meet obligations under the Loan, unless otherwise provided by the Company at the time any such Employer Contribution is made. Any pledge of Employer Securities must provide for the release of an appropriate number of shares so pledged, as provided below, upon the payment of any portion of the Loan. For each Plan Year during the duration of the Loan, the number of shares of Employer Securities released from such pledge must equal the number of encumbered securities held immediately before release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal paid for the year and the denominator of which is the sum of the numerator plus the principal to be paid for all future years. Such years will be determined without taking into account any possible extension or renewal periods. The Loan shall
(i) provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payment of such amount for ten (10) years, (ii) provide that interest included in any payment is disregarded for the purpose of the release from pledge only to the extent that it would be determined to be interest under standard loan amortization tables and (iii) provide that the duration of the Loan including renewal extension, or refinancing, shall not exceed ten (10) years. Notwithstanding the foregoing, the Committee may elect, in its sole discretion, to provide for the release of Employer Securities from the Suspense Account on the basis of both principal and interest paid during the Plan Year. If the Committee elects to apply this method, it shall be applied throughout the period of such Loan, and the limitations set forth in clauses (i), (ii) and (iii) above shall not apply to the Loan. In the event such interest is variable, the interest to be paid in future years must be computed by using the interest rate applicable as of the end of the Plan Year. If the collateral includes more than one class of Employer Securities, the number of shares of each class to be released for a Plan Year must be determined by applying the same fraction to each class.

                  (b) Payments of principal and interest on a Loan during a Plan Year shall be made by the Trustee (as directed by the Committee) only from (i) Employer Contributions to the Trust made to meet the Plan's obligation under such Loan, earnings from such Employer Contributions and any earnings attributable to Employer Securities held as collateral for such Loan (both received during or prior to the Plan Year), less such payments in prior years;
(ii) the proceeds of a subsequent Loan made to repay such prior Loan; and (iii) the proceeds of the sale of any Employer Securities held as collateral for such Loan. Such Employer Contributions and earnings must be accounted for separately by the Plan until the Loan is repaid.

                  (c) Employer Securities released by reason of the payment of principal or interest on a Loan from amounts allocated to Participants' Other Investments Accounts shall immediately upon payment be credited pro rata to the corresponding Participants' Company Stock Accounts. In the event that cash dividends paid on Employer Securities allocated to Participants' Accounts are used to repay a Loan, before determining Participants' allocable shares of Employer Securities released from the Suspense Account for any Plan Year pursuant to Section 7.02, there shall first be allocated to the Company Stock Accounts of Participants to whose Accounts such cash dividends would have been allocated but for such Loan repayment a number of Employer Securities having a fair market value not less than the amount of the cash dividends so applied. Only that number of Employer Securities released from the Suspense Account which is in excess of the number allocated pursuant to the immediately preceding sentence shall be available for allocation pursuant to Section 7.02(a).

                  (d) The Employer shall contribute to the Trust amounts sufficient, after taking into account cash dividends on Employer Securities (whether allocated or unallocated) and the proceeds of sale, if any, of Employer Securities acquired with the proceeds of a Loan available for such purpose, to enable the Trust to pay principal and interest on any such Loan as they are due; provided, however, that no such Employer Contribution shall exceed the limitations in Section 7.03. In the event that such Employer Contributions are insufficient by reason of the limitations in Section 7.03 to enable the Trust to pay the principal of and interest on such Loan as they are due, then, at the election of the Committee, the Employer shall:

                  (1) Make a Loan to the Trust, as described in Treasury Regulation Section 54.4975-7(b)(4)(iii), in an amount sufficient to meet such principal and interest payments. Such new Loan shall also meet all requirements of an "exempt loan" within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iii). Employer Securities released from the pledge of the prior Loan shall be pledged as collateral to secure the new Loan. Such Employer Securities will be released from this new pledge and allocated to the Accounts of the Participants in accordance with the applicable provisions of the Plan; or

                  (2) Purchase any Employer Securities pledged as collateral in an amount necessary to provide the Trustee with funds sufficient to make the principal and interest payments. Any such sale by the Plan shall meet the requirements of Section 408(3) of ERISA; or

                  (3)      Do any combination of the foregoing.

However, the Employer shall not, pursuant to the provisions of this Section 6.03(d), do, fail to do, cause to be done or cause to be not done any act or thing which would result in a disqualification of the Plan as a leveraged employee stock ownership plan under the Code.

                  (e) Put Option. Shares of Employer Securities acquired with the proceeds of a Loan by the Trust shall be subject to a "put" option at the time of distribution; provided, however, that at such time the shares of Employer Securities are not publicly traded within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iv) or, if publicly traded, are subject to a trading limitation (a "trading limitation" on a security is a restriction under any federal or state securities law, any regulation thereunder or an agreement affecting the security which would make the security not as freely tradeable as one not subject to such restriction). The "put" option shall be exercisable by the Participant or Beneficiary, by the donees of either or by a person (including an estate or its distributee) to whom the Employer Securities pass by reason of the Participant's or Beneficiary's death. This "put" option provides that, for a period of at least sixty (60) consecutive days immediately following the date shares are distributed to the holder of the option and for another sixty (60) consecutive day period during the Plan Year next following the Plan Year in which shares were distributed, the holder of the option shall have the right to cause the Company, by notifying it in writing, to purchase such shares at their fair market value, as determined by the Committee. The Committee may, with the consent of the Trustee, direct the

Trustee to assume the rights and obligations of the Company at the time a "put" option is exercised, insofar as the repurchase of Employer Securities is concerned. The period during which a "put" option is exercisable shall not include any period during which the holder is unable to exercise such "put" option because the Company is prohibited from honoring it by federal or state law. The terms of payment for the purchase of such shares of Employer Securities shall be as set forth in the "put" and:

                  (1) If the distribution constitutes a Total Distribution, payment of the fair market value of the Employer Securities shall be made in five (5) substantially equal annual payments. The first such installment shall be paid no later than thirty (30) days after exercise of the "put" option. The Company or the Plan, as the case may be, shall pay a reasonable rate of interest and provide adequate security on amounts not paid after thirty (30) days.

                  (2) If the distribution does not constitute a Total Distribution, the Company or the Plan, as the case may be, shall pay the Participant or Beneficiary an amount equal to the fair market value of the Employer Securities repurchased no later than thirty (30) days after the "put" option is exercised.

The "put" option provided for by this Section 6.03(e) shall continue to apply to shares of Employer Securities purchased by the Trustee with the proceeds of a Loan as described herein, notwithstanding any amendment to or termination of the Plan which causes the Plan to cease to be a leveraged employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.

                  (f) Nonterminable Protections and Rights. No Employer Securities acquired with the proceeds of a Loan shall be subject to any put, call or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan, other than those described in Section 6.03(e) or as otherwise required by applicable law. These protections and rights are nonterminable.

                                   ARTICLE VII

                                   ALLOCATIONS

                  7.01     Allocations to Participants' Accounts.

                  (a) Separate Company Stock Accounts and Other Investments Accounts will be established to reflect Participants' interests under the Plan. Records shall be kept by the Committee from which can be determined the portion of each Other Investments Account which at any time is available to meet Loan obligations and the portion which is not so available as determined pursuant to
Section 6.03.

                  (b) As of each Anniversary Date, the Company Stock Account maintained for each Participant under the Plan will be credited with his allocable shares of Company Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust with Employer Contributions and any stock dividends on Company Stock allocable to his Company Stock Account. Employer Securities acquired by the Trust with the proceeds of a Loan obtained pursuant to Section 6.03 shall be allocated to the Company Stock Accounts of Participants as the Employer Securities are released from the Suspense Account as provided for in Section 6.03.

                  (c) As of each Anniversary Date, each Other Investments Account maintained for each Participant under the Plan will be credited (or debited) with its share of the net income (or loss) of the Trust, with any cash dividends on Company Stock allocable to his Company Stock Account and with Employer Contributions in cash. Each such Other Investments Account will be debited with its share of any cash payments for the acquisition of Company Stock for the benefit of Company Stock Accounts or for any payment of principal of and interest on any Loan or other debt chargeable to Participants' Company Stock Accounts; provided, however, that only the portion of each Other Investments Account which is available to meet obligations under Loans as determined pursuant to the provisions of Section 6.03(a) shall be used to pay principal or interest on a Loan.

                  7.02     Allocable Shares.

                  (a) Each Plan Year, Employer Contributions not applied to pay principal of or interest on a Loan and, subject to Section 6.03(c), Employer Securities released from the Suspense Account for a Plan Year shall be allocated to the Company Stock Accounts of each Participant by multiplying the aggregate of the amounts to be allocated by a fraction, the numerator of which is such Participant's Compensation for such Plan Year and the denominator of which is the sum of the Compensation of each Participant entitled to an allocation for such Plan Year.

                  (b) A Participant must be actively employed by the Employer on the Anniversary Date of any Plan Year in order to share in the allocation of any Employer Contributions for such Plan Year made pursuant to Section 7.02(a) except in the case of the Participant's death during such Plan Year.

                  7.03     Allocation Limitations.

                  (a) For each Plan Year, the Annual Addition to the Accounts of a Participant under the Plan and to the accounts of such Participant under all other defined contribution plans maintained by the Company or any Affiliated Company, may not exceed the lesser of:

                  (1) twenty-five (25) percent of his Section 414(s) Compensation; or

                  (2) $30,000 or, for Plan Years beginning before January 1, 1995 if greater, one-fourth (1/4) of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for such Plan Year.

                  If this limitation would be exceeded as to any Participant, the allocation of Employer Contributions shall be reduced with respect to such Participant, with a reallocation made to other Participants according to the allocable share of each as determined under Section 7.02 (to the extent not exceeding the limitation as to each). In the event the Plan is terminated and there are amounts which cannot be allocated to Participants' Accounts due to this limitation, such amounts will be returned to the Employer.

                  If a Participant is, or was, covered under a defined benefit plan and a defined contribution plan maintained by the Employer, the sum of such Participant's defined benefit plan fraction and defined contribution plan fraction (both calculated as provided below) may not exceed one (1.0) in any Plan Year beginning before January 1, 2000.

                  A defined benefit plan fraction is a fraction, the numerator of which is the sum of a Participant's projected annual benefits (as defined below) under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of (i) one and one-quarter (1.25) times the dollar limitation of Section 415(b)(1)(A) of the Code in effect for a Plan Year and (ii) one and four-tenths (1.4) times such Participant's average Section 414(s) Compensation for the three (3) consecutive years that produce the highest average.

                  A defined contribution plan fraction is a fraction, the numerator of which is the sum of the Annual Additions to a Participant's accounts under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior limitation years, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior year of Service with the Employer:
(i) one and one-quarter (1.25) times the dollar limitation in effect under
Section 415(c)(1)(A) of the Code for each such year and (ii) one and four-tenths (1.4) times the amount which may be taken into account under Section 415(c)(1)(B) of the Code.

                  Projected annual benefit means the annual benefit to which a Participant would be entitled under the terms of the applicable defined benefit plan, if such Participant continued employment until normal retirement age (or current age, if later) and such Participant's compensation for the limitation year and all other relevant factors used to determine such benefit remained constant until normal retirement age (or current age, if later).

                  If, in any Plan Year, the sum of a Participant's defined benefit plan fraction and defined contribution plan fraction would exceed one (1.0), such Participant's Annual Addition under the Plan will be limited to the extent necessary to comply with Section 415 of the Code.

                  7.04 Allocation of Net Income (or Loss) of the Trust. The net income (or loss) attributable to Trust Assets for each Plan Year will be determined as of each Anniversary Date. Each Participant's allocable share of the net income (or loss) will be allocated to his Other Investments Account in the ratio in which the credit balance of each such Account on the preceding Anniversary Date (reduced by the amount of any distribution of Capital Accumulation from such Account) bears to the sum of such balances for all Participants as of that date. The net income (or loss) includes the increase (or decrease) in the fair market value of Trust Assets (other than Company Stock), interest income, dividends and other income (or loss) attributable to Trust Assets (other than allocated Company Stock) since the preceding Anniversary Date. For purposes of computing net income (or loss), interest paid on any Loan or installment sales contract for the acquisition of Employer Securities by the Trustee shall be disregarded.

                  7.05 Accounting for Allocations. The Committee shall adopt accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants' Accounts provided for in this Article VII. Except as provided in Treasury Regulation Section 54.4975-11, Company Stock acquired by the Plan shall be accounted for as provided under Treasury Regulation Section 1.402(a)-1(b)(2)(ii), allocations of Company Stock shall be made separately for each class of stock and the Committee shall maintain adequate records of the cost basis of all shares of Company Stock allocated to each Participant's Company Stock Account. From time to time, the Committee may modify the accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this Section. Annual valuations of Trust Assets shall be made at fair market value. All valuations of shares of Company Stock which are not readily tradeable on an established securities market shall be made by an independent appraiser meeting requirements similar to those contained in Treasury Regulations under Section 170(a)(1) of the Code.

                  7.06 Nonallocation. Notwithstanding any provision in this Plan to the contrary, in accordance with Section 409(n) of the Code, if shares of Company Stock are sold to the Plan by a shareholder of the Company in a transaction for which special tax treatment is elected pursuant to Section 1042 of the Code by such shareholder, no assets attributable to such Company Stock may be allocated during the period beginning on the date of the sale of such shares of Company Stock to the Trust and ending on the later of the tenth (10th) year anniversary of the date of sale or the date of the allocation attributable to the final payment on the Loan incurred with respect to the sale to the Accounts of such shareholder, any person who is related to such shareholder (within the meaning of Section 267(b) of the Code, but excluding lineal descendants of such shareholder as long as no more than five (5) percent of the aggregate amount of all shares of Company Stock sold by such shareholder in a transaction to which Section 1042 of the Code applies is allocated to lineal descendants of such shareholder) or any other person who owns (after application of Section 318(a) of the Code) more than twenty-five (25) percent in value of the outstanding securities of the Employer. Further, no allocation of contributions may be made to the Accounts of such persons unless additional allocations are made to other Participants, in compliance with the provisions of Sections 401(a)(4) and 410 of the Code, computed without regard to the allocation of any stock acquired by the Plan in a transaction to which Section 1042 applied.

                                  ARTICLE VIII

                         EXPENSES OF THE PLAN AND TRUST

                  All expenses of administering the Plan shall be paid by the Trust to the extent such are not paid by the Company. The Company may, but shall not be required to, pay such expenses from time to time. Each Employer, other than the Company, shall reimburse the Company for that portion of costs and expenses paid by the Company for any Plan Year as the amount of Employer Contributions from each such Employer for such Plan Year bears to the aggregate Employer Contributions from all Employers for that Plan Year.

                                   ARTICLE IX

                VOTING COMPANY STOCK AND EXERCISE OF OTHER RIGHTS

                  9.01 Voting and Tender or Exchange Rights. If the Company or any Affiliated Company has a registration-type class of securities (as defined in Section 409(e)(4) of the Code), then, all shares of Company Stock allocated to Company Stock Accounts or the Suspense Account and entitled to vote shall be voted only in accordance with the provisions of Sections 9.01(a), (b), (d) and
(e) applicable to voting. If neither the Company nor any Affiliated Company has a registration-type class of securities (as defined in Section 409(e)(4) of the Code), then, only with respect to any corporate matter which involves the voting of Company Stock allocated to Company Stock Accounts or the Suspense Account with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business or such other similar transaction that Treasury Regulations require, all shares of such Company Stock shall be voted only in accordance with the provisions of Sections 9.01(a), (b),
(d) and (e) applicable to voting. In all cases in which a "tender offer" (as defined in Section 9.01(a)) is made for Company Stock, the provisions of Sections 9.01(a), (c), (d) and (e) applicable to a tender offer (as so defined) shall apply. Where the Trustee is not required to solicit voting instructions under the second sentence of this paragraph or where the Committee is explicitly given discretion under Section 9.01(a), (b) or (c), the Trustee shall vote and take action, as applicable, only as the Committee directs in the Committee's sole discretion, after the Committee determines such action to be in the best interests of Participants and Beneficiaries. If any action of holders of Company Stock is sought to be taken by means of a written consent of such holders in lieu of a meeting of such holders, the giving of such consent is a vote in favor of such action and the provisions of this Section 9.01 applicable to voting shall apply.

                  (a) To the extent provided under the foregoing paragraph, the Trustee shall vote the shares of Company Stock allocated to any Participant's or Beneficiary's Accounts (including fractional as well as whole shares) in accordance with timely directions of such Participant or Beneficiary, respectively; provided, however, that if a Participant or Beneficiary fails to give such timely direction the shares allocated to such Participant's or Beneficiary's Accounts shall be voted in the manner directed by the Committee. The Trustee shall, with respect to the shares of Company Stock allocated to any Participant's or Beneficiary's Accounts (including fractional as well as whole shares), act in response to any tender offer or exchange offer for shares of Company Stock commenced by any person or group of persons, including, but not limited to, a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as amended from time to time (any such tender or exchange offer being a "tender offer"), in accordance with timely directions of such Participant or Beneficiary; provided, however, that if a Participant or Beneficiary fails to give such timely direction the manner in which the Trustee is to act in response to a tender offer with respect to the shares of Company Stock allocated to such Participant's or Beneficiary's Accounts shall be directed by the Committee. For purposes of determining the number of shares of Company Stock to be voted in any particular manner or to be the subject of any particular response to a tender offer, the Trustee shall use the nearest practicable date as determined by the Trustee.

                  (b) The Trustee's functions and responsibilities with respect to shares of Company Stock, including shares of Company Stock in the Suspense Account, with respect to voting, shall be exercised as follows:

                  (1) Each Participant: (i) is hereby designated as a named fiduciary for purposes of ERISA with respect to the voting of shares of Company Stock allocated to the applicable Accounts, and with respect to the voting of the applicable portion (as determined under Section 9.01(b)(3)) of the shares of Company Stock held in the Suspense Account, and (ii) shall have the right to direct the Trustee with respect to the voting of such shares of Company Stock on each matter brought before any meeting of the stockholders of the Company and on which such shares are entitled to vote.

                  (2) Before each such meeting of shareholders, the Trustee shall cause to be furnished to each Participant and Beneficiary a copy of the proxy solicitation or information materials as shall have been furnished to the Trustee by the issuer of the Company Stock to be voted at such meeting or, in the case of a proxy solicitation by any person or group of persons other than the board of directors of such issuer, such person or group, together with a form requesting confidential directions for the Trustee on how the whole and fractional shares of Company Stock which are allocated to such Participant's or Beneficiary's Accounts (or with respect to which such Participant or Beneficiary otherwise has control under Section 9.01(b)(3)) shall be voted on each such matter. The Company and the Committee shall cooperate with the Trustee in an attempt to ensure that Participants and Beneficiaries receive the requisite information in a timely manner. Upon timely receipt of such directions, the Trustee shall on each such matter vote as directed the number of shares (including fractional shares of Company Stock) allocated to such Participant's or Beneficiary's Accounts. The instructions received by the Trustee from Participants and Beneficiaries shall be held by the Trustee in confidence and shall not be divulged or released to any person, including the Committee or the officers or Employees of the Company or any Affiliated Company.

                  (3) The Trustee shall vote all shares of Company Stock in the Suspense Account in the same proportion as the allocated shares of Company Stock for which affirmative directions from Participants to vote for or against each proposal are voted. The Committee may establish procedures, which shall be followed by the Trustee upon and after its receipt of notice thereof, by which Participants may provide separate sets of instructions with respect to shares of Company Stock allocated to their Accounts and the pro rata amount of unallocated shares of Company Stock over which they have voting control. If a vote is taken at a time when there are no allocated shares of Company Stock, the Trustee shall vote the shares of Company Stock in the Suspense Account as directed by the Committee in the Committee's discretion.

                  (c) The Trustee's functions and responsibilities with respect to shares of Company Stock, including shares of Company Stock in the Suspense Account, with respect to all decisions made in response to a tender offer, shall be exercised as follows:

                  (1) In the event a tender offer is commenced, the Committee, promptly after receiving notice of the commencement of any such tender offer, shall transfer certain of the Plan's record-keeping functions to an independent record-keeper (which, if the Committee consents in writing, may be the Trustee). The functions so transferred shall be those necessary to preserve the confidentiality of any directions given by Participants and Beneficiaries in connection with the tender offer. Such record-keeper shall use its best efforts to distribute or cause to be distributed on a timely basis to each Participant and Beneficiary such information as is being distributed to other shareholders of the Company in connection with any such tender offer. The Company and the Committee shall cooperate with such record-keeper in an attempt to ensure that Participants and Beneficiaries receive the requisite information in a timely manner. The independent record-keeper shall solicit confidentially from each Participant and Beneficiary the directions described below as to the action to be taken with respect to shares of Company Stock held under the Plan in response to a tender offer. The independent record-keeper, if different from the Trustee, shall instruct the Trustee as to all required action, including an identification of the amount of shares of Company Stock covered by any particular required action, in accordance with the following provisions.

                  (2) Each Participant: (i) is hereby designated as a named fiduciary for purposes of ERISA with respect to all decisions made in response to a tender offer regarding shares of Company Stock allocated to the applicable Accounts, and with respect to all such decisions regarding the applicable portion (as determined under Section 9.01(c)(4)) of the shares of Company Stock held in the Suspense Account, and (ii) shall have the right to direct the Trustee with respect to all such decisions.

                  (3) Upon timely receipt of such directions, the Trustee shall on each such matter act as directed (including, without limitation, to engage in selling, exchanging, tendering or retaining) with respect to the number of shares of Company Stock (including fractional shares of Company Stock) allocated to such Participant's Accounts. The instructions received by the Trustee from Participants shall be held by the Trustee in confidence and shall not be divulged or released to any person, including the Committee or the officers or Employees of the Company or any Affiliated Company.

                  (4) The Trustee shall act as directed (including, without limitation, to engage in selling, exchanging, tendering or retaining) with respect to the number of shares of Company Stock (including fractional shares) in the Suspense Account in the same proportion as it acts regarding shares of Company Stock allocated to the Accounts of Participants. The Committee may establish procedures, which shall be followed by the Trustee upon and after its receipt of notice thereof, by which Participants may provide separate sets of instructions with respect to shares of Company Stock allocated to their Accounts and the pro rata amount of unallocated shares of Company Stock over which they have control regarding tender offers. If a tender offer occurs at a time when there are no allocated shares of Company Stock, the Trustee shall act in response to the tender offer with respect to shares of Company Stock in the Suspense Account as directed by the Committee in the Committee's discretion.

                  (d) Nothing contained in this Section 9.01 shall confer upon Participants, Beneficiaries, the Committee or the Trustee any additional voting rights in respect of shares of Company Stock held under the Plan other than the rights set forth in the certificate of incorporation of the Company and under state and federal law.

                  Nothing contained in this Section 9.01 shall confer upon Participants, Beneficiaries, the Committee or the Trustee any additional rights in respect of a tender offer, merger or consolidation relating to the shares of Company Stock held under the Plan other than the rights set forth in the certificate of incorporation of the Company and under state and federal law.

                  (e) Any individual who has an interest under the Plan in the nature of the interest of a Participant or Beneficiary but who is not technically a Participant or Beneficiary shall be treated as a Beneficiary for purposes of the foregoing provisions of this Section.

                                    ARTICLE X

                              CAPITAL ACCUMULATION

                  Each Participant shall at all times have a 100% fully vested interest in his Accounts.

                                   ARTICLE XI

                                  DISTRIBUTIONS

                  11.01    Time of Distribution to Participants.

                  (a) Any Participant whose employment ends by reason of his Retirement, death or Disability shall receive the vested balance in his Accounts as soon as is administratively practicable after the end of the Plan Year in which his employment ends, unless such Participant, or such Participant's Beneficiary in the event of the Participant's death, elects to defer payment until a later date.

                  (b) Any Participant whose employment ends for any reason other than those specified in Section 11.01(a) shall receive the vested balance in his Accounts as soon as is administratively practicable after the end of the fifth Plan Year following the Plan Year in which his employment ends, unless such Participant elects to defer payment until a later date.

                  (c) Notwithstanding any other provision of this Plan, distribution of the benefits of any Participant who reaches age seventy and one-half (70-1/2) shall commence no later than the later of (i) the April 1st next following the end of the calendar year in which he reaches age seventy and one-half (70-1/2) or (ii) the date on which such Participant's employment with the Company terminates, regardless of whether any Loan has been repaid. Notwithstanding the foregoing, in the case of a Participant who is a five-percent owner (as defined in Code Section 416(i)), distribution of such Participant's benefits shall commence no later than the April 1 next following the end of the calendar year in which he reaches age seventy and one-half (70-1/2). Effective for Plan Years beginning on or after January 1, 1997, distributions shall commence no later than a Participant's required beginning date. In the case of a Participant who is a Five Percent Owner (as that term is defined in Section 416(i) of the Code), "required beginning date" shall mean April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2. In the case of a Participant who is not a Five Percent Owner, "required beginning date" shall mean April 1 of the calendar year following the later of (A) the calendar year in which the Participant retires, or (B) the calendar year in which the Participant attains age 70-1/2; provided, however, that for Plan Years beginning before January 1, 2000, if a Participant attains age 70-1/2 before he retires, such Participant may elect to commence receiving distributions pursuant this Section 11.01(c) on April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.

                  11.02 Benefit Forms for Participants. A Participant's Capital Accumulation shall, at the election of such Participant, be paid to him in either a single distribution or a number of annual installments not to exceed five (5). In the case of an installment distribution, each installment shall be equal to (i) the number of shares of Company Stock credited to such Participant's Company Stock Account and the balance credited to such Participant's Other Investments Account, each divided by (ii) the number of installments which remain to be paid (including the current installment being computed).

                  11.03 Benefit Form on a Participant's Death. If a Participant's employment is ended by death, or if a terminated Participant has a Capital Accumulation which has not been fully distributed at the time of his death, such Participant's remaining Capital Accumulation shall be paid to his Beneficiary in a single lump sum, within one (1) year after the end of the Plan Year in which such Participant died.

                  11.04 Distribution in Company Stock. A Participant's benefits shall be paid in the form of Company Stock; provided, however, that the value of any fractional shares of Company Stock shall be paid in cash.

                  11.05 Delay in Benefit Determination. If the Committee is unable to determine the benefits payable to a Participant or Beneficiary on or before the latest date prescribed for payment, the benefits shall be paid within sixty (60) days after the date they can first be determined, with whatever makeup payments may be appropriate in view of the delay.

                  11.06    Designated Beneficiaries.

                  (a) Any person who may become entitled to receive a distribution under this Article XI may appoint any other person or persons (including a trust or trusts) as his Beneficiary or Beneficiaries for receipt of such distribution in the event of his death by filing an appointment with the Committee on forms provided by it. In the absence of such appointment, a person's Beneficiary or Beneficiaries will be deemed to be the Beneficiary or Beneficiaries designated by such person under the Polaris Industries Inc. 401(k) Retirement Savings Plan, if any, or, if none, the Beneficiary or Beneficiaries designated by such Plan. Notwithstanding the foregoing, in the case of a Participant who is legally married at the date of his death, his Beneficiary shall be deemed to be the person to whom he was so married, notwithstanding and disregarding any failure by such Participant to appoint a Beneficiary, or his appointment of a trust or any other person as his Beneficiary, unless such Participant had obtained, on forms provided by the Committee, the consent of the person to whom he was so married to his appointment of a trust or other person or to his appointment of no Beneficiary. The spouse's consent to payment to a designated Beneficiary other than the spouse must be in writing on such forms, must designate a Beneficiary which may not be changed without spousal consent (unless the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse), must acknowledge the effect of such election and must be witnessed by a notary public.

                  (b) Subject to the provisions of Section 11.06(a), a Beneficiary appointment may be revoked or changed by the appointing person's filing with the Committee, on forms provided by it, a notice of revocation or change, with a change of Beneficiary being considered a revocation and the naming of a new Beneficiary.

                  (c) An appointment shall not be effective if the Beneficiary named therein fails to survive the appointing person.

                  11.07 Additional Distribution Requirements. All benefit distributions shall be subject to the following additional requirements:

                  (a) Duration of Benefit Payments. The distribution of benefit payments to each Participant shall be made in accordance with regulations prescribed by the Secretary of the Treasury over a period not extending beyond the life expectancy of such Participant or the joint life expectancy of such Participant and a designated Beneficiary, except that in no event shall the period of distribution exceed that otherwise permitted under the Plan.

                  (b) Death of Participant Before Benefits Commence. In the event that a Participant dies before the commencement of benefits hereunder, the entire interest of such Participant under the Plan (if any) shall be distributed not later than the last day of the calendar year in which occurs the fifth (5th) anniversary of the death of such Participant or, where any portion of such Participant's benefit is to be paid to (or for the benefit of) such Participant's surviving spouse or other designated Beneficiary, such benefit must commence not later than the last day of the calendar year following the calendar year in which such Participant's death occurred and be paid over a period not exceeding the life (of life expectancy) of the surviving spouse or designated Beneficiary, except that where the Beneficiary is such Participant's surviving spouse, payments to the surviving spouse need not begin before the date on which such Participant would have attained age seventy and one-half (70-1/2). However, in no event shall the commencement date or period of distribution exceed that otherwise permitted under the Plan.

                  (c) Death After Commencement of Benefits. If the distribution of benefits hereunder has commenced and a Participant dies before his entire interest has been distributed to him, the remaining part of such interest will be distributed to the surviving payee no less rapidly than under the method of distribution which was in effect on the date of such Participant's death.

                  (d) "Incidental" Benefits and Effect of Requirements. In the event that any payment hereunder is to be made to someone other than a Participant or jointly to such Participant and his spouse or other payee, such payments must conform to the "incidental benefit" rules of Section 401(a)(9)(G) of the Code and Treasury Regulation Section 1.401(a)(9)-2. In addition, all distributions from the Plan must conform to the rules of this Section, Section 401(a)(9) of the Code and the regulations promulgated thereunder to the extent not in conflict with any other provision of the Code.

                  (e) Lump Sum Payment. If a Participant's Capital Accumulation is more than $3,500 )$5,000 effective January 1, 1998), such Participant shall be given written notice of his right to defer the date of distribution of his benefit, and if he does not elect a current distribution by giving his consent in writing within sixty (60) days of such notice, the Capital Accumulation shall be retained in the Trust until the earlier of the date on which such Participant dies, requests distribution in writing or the date such Participant attains his normal retirement age (59-1/2).

                  (f) Required Distributions. Notwithstanding any other provision of this Plan to the contrary, payment of a Participant's Capital Accumulation will begin not later than the 60th day after the close of the plan year in which the latest of the following events occurs: (i) the attainment by the Participant of age 59-1/2, (ii) the tenth (10th) anniversary of the date on which the Participant commenced participation in the Plan, or (iii) the termination of the Participant's service with the Employer.

                  11.08 Distributions Pursuant to Qualified Domestic Relations Orders.

                  (a) Payments to an Alternate Payee Under a Qualified Domestic Relations Order. The Committee shall pay benefits to the Alternate Payee(s) (as defined below) in accordance with the terms of this Section 11.08, any government regulations adopted under Section 206 of ERISA and the applicable provisions of any Qualified Domestic Relations Order (as defined below) entered by a court of competent jurisdiction on or after January 1, 1985. In the case of a Domestic Relations Order (defined below) entered by a court of competent jurisdiction before January 1, 1985, the Committee may, in its discretion, treat any such order as a Qualified Domestic Relations Order under this Section 11.08 even if such order does not meet the requirements therefor.

                  (b) Plan Procedures Relative to Qualified Domestic Relations Orders.

                  (1) Notification. Following its receipt of any Domestic Relations Order, the Committee shall promptly notify in writing the affected Participant or former Participant and Alternate Payee(s) of its receipt of the order, and shall furnish such persons a copy of the order and of these Plan procedures (and any other procedures which may have been adopted by the Committee) for determining whether the order is a Qualified Domestic Relations Order. Such notice and all other notices pursuant to this Section 11.08 will be sent to the address included in the Domestic Relations Order (or to such other address as is known to the Committee or as may thereafter be specified in writing by the addressee). Any Alternate Payee shall be permitted to designate a representative for receipt of copies of notices that are to be sent to the Alternate Payee. Such notice shall set a time and date no less than fifteen (15) days after the date of such notice on which the Committee will meet to determine whether the order is a Qualified Domestic Relations Order and shall inform the Participant and Alternate Payee that they may present written or oral comments at that time with regard to such determination.

                  (2) Determination of Committee. On the date specified in the above described notice, the Committee shall examine the Domestic Relations Order in light of any comments received and in light of applicable law and regulations, and shall make one of three determinations: (i) that the order is a Qualified Domestic Relations Order; (ii) that the order is not a Qualified Domestic Relations Order; or (iii) that the determination of whether the order is a Qualified Domestic Relations Order should be submitted to and made by a court of competent jurisdiction. If, within eighteen (18) months from the date on which the first payment of benefits would be required to be made under such order, it is determined by the Committee or a court of competent jurisdiction that the order (or modification thereof) is a Qualified Domestic Relations Order, then the Committee shall pay any separately allocated amounts (plus income or other allocated interest or earnings thereon) to the specified Alternate Payee, and thereafter shall pay the Alternate Payee the amount specified by the Qualified Domestic Relations Order. If, within the aforesaid eighteen (18) month period, it is determined by the Committee or a court of competent jurisdiction that the order is not a Qualified Domestic Relations Order, or the question of whether the order is a Qualified Domestic Relations Order is not determined by the Committee or a court of competent jurisdiction, then the Committee shall pay any amounts (plus any income or other allocated interest or earnings thereon) separately accounted for as described below to the applicable Participant, former Participant or other person or persons who would have been entitled thereto if there had been no Domestic Relations Order. Any determination after the close of the aforesaid eighteen (18) month period shall be applied prospectively only.

                  (3) Separate Accounting of Participant's and Alternate Payee's Benefits. During any period in which a Participant otherwise would have had a right to payment of Plan benefits and in which the issue of whether an order is a Qualified Domestic Relations Order is being determined, the Committee shall separately account for the amounts as to which the Participant or former Participant otherwise would have had a right to payment during such period and the amounts which would have been payable to the Alternate Payee during such period if the order had been determined to be payable to such Alternate Payee in accordance with a Qualified Domestic Relations Order shall not be considered to be part of such Participant's Accounts with respect to any other spouse or Beneficiary of such Participant.

                  (c)      Definitions.

                  (1) Alternate Payee. Any spouse, former spouse, child or other dependent of a Participant or former Participant who is recognized by a Domestic Relations Order as having a right to receive all, or a portion, of the benefits payable under the Plan with respect to such Participant or former Participant.

                  (2) Domestic Relations Order. Any judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant, and is made pursuant to a state's domestic relations law or community property law.

                  (3) Qualified Domestic Relations Order. A Domestic Relations Order which:

                           (A) Creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the Plan benefits payable with respect to a Participant or former Participant; and

                           (B) In the order clearly specifies (w) the name and last known mailing address (if any) of such Participant or former Participant, and of each Alternate Payee covered by the order, (x) the amount or percentage of such Participant's or former Participant's benefits to be paid by the Plan to each Alternate Payee, or the manner in which such amount or percentage is to be determined,
                                    (y) the number of payments or period to
                                    which such order applies and (z) each plan to which such order applies; and

                           (C) Does not require the Plan to provide any type or form of benefit, or any option, not otherwise provided by the Plan; and

                           (D) Does not require the Plan to provide increased benefits, determined on the basis of actuarial value; and

                           (E) Does not require the payment of benefits to an Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order; and

                           (F) In the case of any payment before such Participant has separated from Service, does not require payment to the Alternate Payee before the earlier of (x) the date such Participant or former Participant attains age fifty (50), or (y) the earliest date on which he could begin receiving benefits if he separated from Service; and

                           (G) Requires payment in a form provided by the Plan. In no event may payment be in the form of a joint and survivor annuity with respect to an Alternate Payee and his subsequent spouse.


                                   ARTICLE XII

                            DETERMINATION OF SERVICE

                  12.01 Continuous Service. The term "Continuous Service" as used in the Plan means service with the Company or any Affiliated Company, including service prior to the adoption of the Plan, whether on a salaried or hourly basis, calculated from the Employee's most recent employment commencement date (which means, in the case of a Break in Continuous Service, that Continuous Service shall be calculated from his reemployment commencement date following the last unremoved Break in Continuous Service) to his Break in Continuous Service in accordance with the following provisions:

                  (a) An Employee's employment commencement date shall be the first date on which he performs an Hour of Service for the Company.

                  (b) An Employee shall incur a 1-year Break in Continuous Service upon the completion of a 12-consecutive month period beginning on the date on which he incurs a Break in Continuous Service as provided in Section 12.02, during which period the Employee did not perform an Hour of Service.

                  (c) There shall be no deduction for any time lost which does not constitute a Break in Continuous Service.

                  12.02    Break in Continuous Service.

                  (a) An employee shall incur a Break in Continuous Service upon:

                  (1)      Retirement or death;

                  (2) quit, discharge or other termination of employment by action of the Company; or

                  (3) failure to return to work upon expiration of an approved leave of absence.

                  (b) Continuous Service shall not be considered broken for any Employee who (i) has entered the military, naval or merchant marine service of the United States if such Employee complies with the requirements of reemployment laws applicable to him and is reemployed; (ii) is on an approved leave of absence; or (iii) is receiving benefits under an Employer's long-term disability policy.

                  (c) In the case of an Employee who is absent from work for maternity or paternity reasons, the twelve (12) consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a one (1) year Break in Continuous Service. For purposes of the previous sentence, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of the child with the Employee in connection with the adoption of such child by such Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

                  (d) Notwithstanding any other provision in subsection (a) of this Section 12.02, an Employee shall not be deemed to incur a Break in Continuous Service until the expiration of the twelve (12) consecutive month period following the date the Employee was first absent from work for any reason other than retirement, quit or discharge, during which he did not perform an Hour of Service for the Company or Affiliated Company.

                  (e) An Employee who incurs a Break in Continuous Service on account of Retirement, quit or discharge and who thereafter performs an Hour of Service with the Company within the twelve (12) consecutive month period of severance between the break and performance of an Hour of Service for the purpose of vesting under the Plan.

                  (f) In the case of a reemployed Employee who was not a Participant in the Plan during his prior period of employment or in the case of a Participant whose prior employment terminated without a Capital Accumulation, any Continuous Service attributable to his prior period of employment will be restored only if such aggregate number of years of Continuous Service prior to such termination equals or exceeds the greater of (i) five (5) years or (ii) the Employee's prior period of severance.

                  12.03 Affiliated Companies. Notwithstanding any provisions in Sections 12.01 and 12.02, and solely for the purposes of vesting under the Plan, Continuous Service shall include service in the employ of any Affiliated Company which has adopted the Plan.


                                  ARTICLE XIII

                               PLAN ADMINISTRATION

                  13.01 Named Fiduciaries. The Committee and the Company shall each be a "named fiduciary" within the meaning of Section 402 of ERISA, but each such party's role as a named fiduciary shall be limited solely to the exercise of its own authority and discretion, as defined under the terms of the Plan, to control and manage the operation and administration of the Plan (other than authority and discretion assigned under this Plan, or delegated pursuant thereto, to the Trustee). A named fiduciary may designate other persons who are not named fiduciaries to carry out its fiduciary responsibilities hereunder, and any such person shall become a fiduciary under the Plan with respect to such delegated responsibilities. In the event of such a designation, the named fiduciary shall not be liable for an act or omission of the designee in carrying out responsibilities delegated to him except to the extent provided in Section 405 of ERISA. Article IX describes circumstances under which Participants shall be named fiduciaries for certain purposes under the Plan.

                  13.02 Fiduciary Limitations. Named fiduciaries under the Plan, as well as the Trustee and any other person who may be a fiduciary by virtue of Section 3(21) of ERISA, shall exercise and discharge their respective powers and duties in the following manner:

                  (a) By acting solely in the interest of the Participants and their Beneficiaries;

                  (b) By acting for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Trust Assets and Plan;

                  (c) By acting with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

                  (d) By otherwise acting in accordance with the Plan and Trust Agreement to the extent consistent with Title I of ERISA.

                  13.03 Company Responsibilities. The Company, acting through the Board of Directors, shall have the authority to amend or terminate the Plan pursuant to the provisions of Article XIV, to determine the amount of Employer Contributions to the Plan pursuant to Article V, to appoint a Trustee and Committee, to approve the adoption of the Plan by any other Employer and to act as agent for any Affiliated Company which has adopted the Plan. Whenever the Company is permitted or required to do or perform any act under the terms of this Plan, it shall be done and performed by any officer duly authorized by the Board of Directors. To enable the Committee to perform its duties, the Company shall supply completely and timely all information which the Committee may from time to time require.

                  13.04 Trustee Responsibilities. The Trustee shall have, to the extent set forth in the Trust Agreement, authority and discretion to receive, hold and distribute Trust Assets, fiduciary responsibilities in connection with the exercise of such authority and discretion and a duty to issue reports and otherwise to account to the Company and the Committee. All contributions under the Plan shall be paid over to the Trustee and, together with accretions thereto, shall be invested by the Trustee in accordance with the directions permitted under the Plan and Trust Agreement.

                  13.05 Appointment of Committee. The Plan will be administered by a Committee composed of individuals appointed by the Board of Directors of the Company to serve at its pleasure. A member of the Committee may be removed by the Board of Directors at any time with or without cause upon written notice from the Board of Directors, and any member of the Committee may resign by delivering his written resignation to the Board of Directors.

                  13.06    Organization and Powers of the Committee.

                  (a) A majority of the members of the Committee at the time in office may do any act which the Plan authorizes or requires the full Committee to do, and the action of such majority of the members expressed from time to time by a vote at a meeting, or in writing without a meeting, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all the members in office at the time. A member of the Committee who is also a Participant in the Plan shall not vote or act on any matter relating solely to himself. Any one member of the Committee may advise the Trustee in writing with respect to any action taken by the Committee.

                  The Committee, as Plan administrator, shall have complete control of the administration of the Plan with all powers necessary to enable it properly to carry out its duties in that respect.

                  A benefit administrator may be appointed by the Committee. The duties of the benefit administrator may include, but shall not be limited to, the day-to-day supervision of the Plan, handling written requests of Participants or Beneficiaries regarding the Plan and performing any duties with respect to claims for benefits specified by the Committee.

                  The Committee and its delegates shall have sole and complete discretion in the administration and operation of the Plan. The determination of the Committee as to any question involving the general administration of the Plan, including, but not limited to, determinations regarding eligibility for participation, entitlement to benefit distributions, calculation of benefits and the timing and form of payment of distributions, shall be conclusive, final and binding on all parties, including the Employer, the Trustee and Participants and Beneficiaries.

                  The Committee may appoint counsel or Plan consultants and hire or retain agents and such clerical, medical and accounting services as it may require in carrying out the provisions of the Plan.

                  (b) Duties. The Company shall administer the Plan through the Committee as Plan administrator. As such, the Committee provides for the necessary reporting and disclosure and appoints the Plan consultants and certified public accountant. In addition, the Committee considers appeals and provides for general administration of the Plan as elsewhere herein provided.

                  Upon the request of the Board of Directors, the Committee shall cause to be presented to the Board of Directors a report for the past calendar year (or applicable period thereof) on the status of the Plan and its operation.

                  (c) Reimbursement of Committee. The members of the Committee shall serve without compensation for services as such. The Company, upon an equitable basis, shall pay or reimburse the members of the Committee for all expenses reasonably incurred by them in or about Committee business.

                  (d) Claims Procedure. Any claim by a Participant or Beneficiary shall be filed in writing with the Committee. Any decision by the Committee denying a claim by a Participant or a Beneficiary for benefits under the Plan shall be communicated in writing to the Participant or Beneficiary, setting forth the specific reasons for such denial. Any such Participant or Beneficiary whose claim has been denied, or his duly authorized representative, may (i) appeal to the Committee in writing within sixty (60) days after receipt of the notice of denial for a full review of the decision by the Committee; (ii) review pertinent documents; and (iii) submit issues and comments in writing. The decision by the Committee following such review shall be made no later than sixty (60) days after the date of receipt by the Committee of the request for review, and shall be conclusive as to all persons affected thereby. Such decision shall be in writing and shall include both specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.

                  13.07 Indemnification. The officers, directors and employees of the Company, and the members of the Committee, shall be entitled to indemnification by the Company to the extent permitted under the laws of the State of Minnesota and ERISA with regard to any fiduciary liability they or any one or more of them may incur as a named fiduciary to or in connection with the Plan to the extent permitted under the Company's by-laws or provided in any applicable insurance contract(s) which may be maintained by the Company, except to the extent that such person shall be determined to be liable by a court of competent jurisdiction for his own willful misconduct. In addition, they each shall be entitled to rely upon all tables, certificates and reports made by a certified public accountant for the Plan and upon all written opinions given by any legal counsel, to the extent it is prudent to so rely, and shall be fully protected with respect to any action prudently taken or suffered by them in good faith based on such reliance. The foregoing rights of indemnification shall be in addition to such other rights as the above persons may enjoy as a matter of law or by reason of insurance coverage of any kind.

                  To the extent permitted by law, except as limited by any written agreement between the Company and the Committee, the Company shall indemnify and save the Committee, as Plan administrator, the benefit administrator and members of the Committee harmless against expenses, claims and liability arising out of being the Plan administrator, the benefit administrator or a Committee member. The Company shall maintain insurance against acts or omissions of the Plan administrator, the benefit administrator and the Committee members.


                                   ARTICLE XIV

                            AMENDMENT AND TERMINATION

                  14.01 Company's Right to Amend. Subject to the provisions hereinafter set forth, the Company reserves the right, at any time or from time to time, by action of the Board of Directors, to amend in whole or in part any or all of the provisions of this Plan; provided, however, that no such amendment shall be made which:

                  (a) Will deprive any Participant of any benefit to which he has a nonforfeitable right under Article X of this Plan; or

                  (b) Shall make it possible for any part of the Trust Assets or its income to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants. No such amendment which affects the rights, duties or responsibilities of the Trustee may be made without the Trustee's written consent.

                  No amendment to the Plan shall decrease a Participant's Account balances or eliminate an optional form of distribution. Notwithstanding the preceding sentence, a Participant's Account balances may be reduced to the extent permitted under Section 412(c)(8) of the Code. Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's Capital Accumulation determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective. If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of any Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a "top-heavy" vesting schedule, each Participant with at least five (5) years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have his nonforfeitable percentage computed under the Plan without regard to such amendment or change.

                  14.02 Mandatory Amendments. Notwithstanding the provisions of this Article XIV, or of any other provision of this Plan, any amendment may be made, retroactively if necessary, which the Company deems necessary or appropriate to conform the Plan to, or to satisfy the conditions of, any law, government regulation or ruling, and to permit the Plan to meet the requirements for qualification under Sections 4975(e)(7) and 401(a) of the Code, and to permit the Trust to meet the requirements for tax-exempt status under Section 501 of the Code. In the event that an initial favorable determination letter from the Internal Revenue Service is denied with respect to the adoption of this Plan, then this Plan shall at the option of the Board of Directors be declared null and void.

                  14.03 Termination. The Company shall have the right at any time to terminate the Plan and the Trust created concurrently herewith by delivering to the Committee written notice of such termination and by further informing the Trustee by written notice of such termination. Each Employer reserves the right to terminate the participation of its Employees under the Plan. Upon any such termination, such action shall be taken as to render it impossible for any part of the corpus of the Trust or income of the Plan to be at any time used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries.

                  14.04 Employee Nonforfeitable Rights. Upon termination (or partial termination) of the Plan within the meaning of Section 411(d)(3) of the Code or a complete discontinuance of Employer Contributions hereunder, each Participant (or in the case of a partial termination, each Participant affected) shall continue to have a nonforfeitable right to one hundred (100) percent of the balance in each of his Accounts as of the date of termination, partial termination or complete discontinuance; provided, however, that replacement of this Plan with a comparable plan qualified under Section 401(a) of the Code shall not be a termination for purposes of this Section 14.04.

                  14.05 Distribution upon Termination. In the event of termination of the Plan pursuant to Section 14.03, the assets then held in Trust under the Plan shall be distributed to the Participants in accordance with
Article XI as if a Break in Service occurred as of the date the Plan terminated.


                                   ARTICLE XV

                               GENERAL PROVISIONS

                  15.01 Participants' Rights. Neither the establishment of the Plan, nor any modification hereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Company or an Affiliated Company, or any officer or Employee thereof, or the Trustee, or the Committee, except as herein provided. The adoption and maintenance of the Plan shall not be deemed to constitute a contract of employment or otherwise between an Employer and any Employee, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained herein shall be deemed to give an Employee the right to be retained in the service of an Employer or otherwise interfere with the right of an Employer to discharge, with or without cause, any Employee at any time.

                  15.02 Spendthrift Clause. No benefit which shall be payable out of the Trust Assets to any Participant and/or his Beneficiary shall be subject in any manner to any voluntary or involuntary anticipation, alienation, sale, transfer, assignment, garnishment, pledge, encumbrance or charge, and any attempt to anticipate any such benefit shall be void; and no such benefit shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any such Participant and/or his Beneficiary nor shall it be subject to attachment or legal process for or against such person, and the same will not be recognized by the Trustee except to such an extent as may be required by law. The limitations contained in this Section 15.02 shall apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a Domestic Relations Order unless such order is determined to be a Qualified Domestic Relations Order as defined in
Section 414(p) of the Code, and as defined in Section 11.08(c)(3). Effective December 2, 1997, this Section 15.02 shall not apply to any offset of a Participant's benefits against an amount that the Participant is ordered or required to pay under or pursuant to any judgment, order, decree, or settlement agreement described in Section 401(a)(13) of the Code.

                  15.03 Company's Liability. All Capital Accumulations will be paid only from the Trust Assets, and neither the Company nor any Employer nor the Committee nor the Trustee shall have any duty or liability to furnish the Trust with any funds, securities or other assets, except as expressly provided in the Plan.

                  15.04 Merger or Consolidation. In the event of a merger or consolidation of the Plan with, or transfer in whole or in part of the Trust Assets or liabilities to, another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants, Trust Assets or liabilities shall be transferred to the other trust fund only if each Participant or Beneficiary would be entitled to a benefit immediately after the merger, consolidation or transfer (assuming the other plan and trust had then terminated) which is equal to or greater than the benefit to which he would have been entitled to receive immediately before the merger, consolidation or transfer (as if the Plan had then terminated).

                  15.05 Governing Law. This Plan shall be construed according to the laws of the State of Minnesota and all provisions hereof shall be administered according to, and its validity shall be determined under, the laws of such State, except to the extent that such laws have been specifically preempted by ERISA or other federal legislation.

                  15.06 Legal Action. In any action or proceeding involving the Trust, or any property constituting part or all thereof, or the administration thereof, Employees or former Employees of the Company or an Affiliated Company or the Beneficiaries or any other person having or claiming to have an interest in the Trust Assets or under the Plan shall not be necessary parties nor entitled to any notice of process.

                  15.07 Binding on All Parties. Any applicable final judgment which is not appealed or appealable that may be entered in any legal action or proceeding shall be binding and conclusive on the Committee and all persons having or claiming to have an interest in the Trust Assets or under the Plan.

                  15.08 Headings. The headings of the Plan are inserted for convenience of reference only and are not to be considered in the construction or the interpretation of the Plan.

                  15.09 Severability of Provisions. If any provision of the Plan is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision, and the Plan shall be construed and enforced as if such provision had not been included.

                  15.10 Service of Process. The Committee is the designated agent of the Plan for the service of process in connection with all matters affecting the Plan.

                  15.11 USERRA. Notwithstanding any provision of this Plan to the contrary, effective December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                  15.12 Earned Income Limitation. Effective for Plan Years beginning on or after January 1, 1997, any contributions to this Plan on behalf of any owner-employee (as that term is defined in Section 401(c)(3) of the Code) may be made only with respect to the earned income of the owner-employee that is derived from the trade or business with respect to which the Plan is established.


                                   ARTICLE XVI

                         TOP-HEAVY COMPLIANCE PROVISIONS

                  16.01 Purpose. The purpose of this Article XVI of the Plan is to comply with the special rules applicable to "top-heavy" plans contained in
Section 416 of the Code, as added by Section 240 of the Tax Equity and Fiscal Responsibility Act of 1982, and the appropriate Regulations of the Internal Revenue Service thereunder, including Treasury Regulation Section 1.416-1 and successor Regulations. The rules set forth in this Article XVI shall be operative if the Plan is, or becomes, "top-heavy" within the meaning of Section 416 of the Code and the Regulations thereunder. In the event that by statutory repeal or amendment, or regulatory change or ruling by the Internal Revenue Service, any of the limitations or restrictions of this Article XVI are no longer necessary in order for the Plan to meet the requirements of Section 416 of the Code or other applicable provisions of the Code then in effect, such limitations or restrictions shall immediately become null and void and shall no longer apply without the necessity of further amendment to the Plan.

                  16.02 Definitions. For purposes of this Article XVI only, the following terms shall have the meanings set forth below:

                  (a) "Determination Date" means, as to any Plan Year, the last day of any preceding Plan Year or, in the case of the first Plan Year, the last day of such Plan Year.

                  (b) "Key Employee" means any Employee, or former Employee, or Beneficiary of either, who at any time during the Plan Year or the four (4) preceding Plan Years, is:

                  (1) an officer of an Employer having an annual Section 414(s) Compensation greater than the amount determined by multiplying one hundred fifty (150) percent of the dollar limitation under Section 415(c)(1)(A) of the Code;

                  (2) one of the 10 (ten) Employees owning the largest interests in an Employer having an annual Section 414(s) Compensation at least equal to the dollar limitation under Section 415(c)(1)(A) of the Code;

                  (3)      a five (5) percent owner of an Employer; or

                  (4) a one (1) percent owner of an Employer having aggregate annual Section 414(s) Compensation of $50,000 or more from the Employer and all entities required to be aggregated with the Employer under Sections 414(b), (c) and (m) of the Code.

                  For purposes of subparagraphs (2), (3) and (4) above, owners of an Employer shall include those considered as owners within the meaning of
Section 318 of the Code. In identifying the top ten (10) Employee owners under
Section 16.02(b)(2), only owners of greater than a one-half (1/2) percent interest will be considered, and if several Employees have equal ownership interests, those Employees with higher Section 414(s) Compensation shall be treated as having a greater ownership interest.

                  The determination of who is a Key Employee shall be made in accordance with Section 416(i) of the Code and the Regulations thereunder, the provisions of which are incorporated herein by reference.

                  As used herein, the term non-Key Employee shall mean any employee who is not a Key Employee and any former Key Employer (for all purposes other than Section 16.03).

                  (c) "Valuation Date" means the most recent Valuation Date occurring within the twelve (12) month period ending on the Determination Date.

                  16.03 Determination of Whether Plan is "Top-Heavy." The Plan will be deemed to be "top-heavy" in any Plan Year if, as of the Determination Date, the sum of the present value of accrued benefits of Key Employees exceeds sixty (60) percent of the sum of the present value of accrued benefits of all Participants, excluding former Key Employees. As used in this Section 16.03, the present value of accrued benefits includes the amounts attributable to Employer Contributions allocated to the individual accounts of Participants and former Participants. The determination of whether the Plan is "top-heavy" and the extent to which distributions, rollovers and transfers are taken into account in such calculation shall be made in accordance with Section 416 of the Code and the regulations thereunder which are herein incorporated by reference. Furthermore, a former Participant's Account balances are to be disregarded in determining whether the Plan is "top-heavy" unless the Participant performed any services for an Employer within the five (5) year period ending on the Determination Date.

                  16.04 Aggregation Group of Employer Plans. All corporations and businesses that are aggregated under Sections 414(b), (c) and (m) of the Code with the Employer must be considered with the Employer for the purposes of determining whether the Plan is "top-heavy." All plans of the Employer in which a Key Employee participates, and each other stock bonus, pension or profit sharing plan, if any, of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code, will be aggregated as a required aggregation group within the meaning of Section 416(g) of the Code. Each plan in the required aggregation group will be "top-heavy" if the group is "top-heavy," and no plan in the group will be top-heavy if the group is not "top-heavy."

                  In addition, the Employer may elect to include as part of the permissive aggregation group under Section 416(g) of the Code any plans that are not part of a required aggregation group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the plans constituting the required aggregation group. If the permissive aggregation group is "top-heavy," only those plans which are part of the required aggregation group will be subject to the additional requirements applicable to "top-heavy" plans as herein provided.

                  16.05 Special Minimum Contribution Becoming Operative in the Event the Plan Becomes "Top-Heavy." In the event that the Plan shall be determined to be "top-heavy" as to any Plan Year, the Employer Contributions allocated to the Accounts under the Plan of a non-Key Employee for each Plan Year in which the Plan is "top-heavy" shall equal the lesser of (a) three (3) percent of Section 414(s) Compensation for such Plan Year and (b) the largest percentage of Section 414(s) Compensation, subject to the Compensation Limitation, allocated to the Accounts of a Key Employee under the Plan for that Plan Year.

                  All Participants who have not terminated employment as of the last day of the Plan Year must receive the minimum contribution. Employees who
(a) failed to complete one thousand (1,000) Hours of Service during the Plan Year, (b) declined to make mandatory contributions to the Plan or (c) would have been excluded from the Plan because their Compensation is less than a stated amount, must nevertheless be considered Participants for purposes of the minimum contribution in this Section 16.05 if such Employees are required to satisfy the coverage requirements of Section 410(b) of the Code in accordance with Section 401(a)(5) of the Code. The minimum contribution is determined without regard to any Social Security contribution.

                  16.06    Pre-"Top-Heavy" Plan Terminated Participant.  This
Article XVI shall not apply to any Participant who does not complete an Hour of Service after the Plan becomes "top-heavy."

                  16.07 Special "Top-Heavy" Reduction in Combined Benefit and Contribution Limitation. In the event that the Plan shall be determined to be "top-heavy" in any Plan Year beginning before January 1, 2000, the multiple applicable to the dollar limitation in the denominator of the defined benefit fraction described in Section 7.03 of the Plan and the multiple applicable to the dollar limitation in the denominator of the defined contribution fraction described in Section 7.03 of the Plan shall be one (1) rather than one and one-quarter (1.25); provided, however, that this
Section 16.07 shall not apply in the event that the Plan is not a "super top-heavy" plan as defined in Section 16.10(a) and each Participant who is a non-Key Employee shall receive the minimum contribution set forth in Section 16.05, except that the multiple in clause (a) of Section 16.05 shall be four (4) percent rather than three (3) percent.

                  16.08 Termination of "Top-Heavy" Status. In the event that the Plan shall be "top-heavy" within the meaning of Section 416 of the Code for any Plan Year, and in a subsequent Plan Year the Plan shall cease to be "top-heavy," the special "top-heavy" minimum contribution and Compensation Limitation Rules shall cease to apply with respect to any Plan Year for which the Plan is not "top-heavy"; provided, however, that in no event shall a reduction in a Participant's nonforfeitable percentage occur by reason of a change in the Plan's status.

                  16.09 Multiple "Top-Heavy" Plans. In the event that a Participant in the Plan is also participating in a defined benefit plan maintained by an Employer or an affiliated employer during a Plan Year in which both the Plan and such defined benefit plan are "top-heavy," the Participant shall receive the minimum accrued benefit under the defined benefit plan rather than the minimum contribution provided for in this Plan.

                  16.10    Effect of the Plan Becoming "Super Top-Heavy".

                  (a) The Plan shall be deemed to be "super top-heavy" if, as of the most recent Valuation Date, the sum of the present value of accrued benefits for Key Employees is more than ninety (90) percent of the sum of the present value of accrued benefits for all Employees, excluding former Key Employees.

                  (b) In the event that the Plan shall be determined to be "super top-heavy" in any Plan Year, the multiple applicable to the dollar limitation in the denominator of the defined benefit fraction described in
Section 7.03 of the Plan and the multiple applicable to the dollar limitation in the denominator of the defined contribution fraction described in Section 7.03 of the Plan shall be one (1) rather than one and one-quarter (1.25).

                                  ARTICLE XVII

               DIRECT ROLLOVER AND ELIGIBLE ROLLOVER DISTRIBUTIONS

                  17.01 Purpose. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  17.02    Definitions.

                  (a) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:

                  (1) Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more;

                  (2) Any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and

                  (3) The portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (4) Effective for distributions occurring on or after January 1, 2000 (or such other time beginning no earlier than January 1, 1999, as the Plan Administrator shall determine) the portion of any distribution that is a hardship distribution described in Section 401(k)(2)(B)(IV) of the Code.

                  (b) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (c) Distributee. A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  (d) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                  ARTICLE XVIII

                                    EXECUTION

                  To record the adoption of the Plan, the Employer has caused
its proper officer to set his hand as of the      day of                 , 1999.


                                           POLARIS INDUSTRIES INC.

                                           By:    /s/ Michael W. Malone
                                                 ----------------------------
                                           Title: Vice President -- Finance
                                                  and Chief Financial Officer
                                                 ----------------------------